EXHIBIT A

TO PLAN OF DISTRIBUTION AND SERVICE PURSUANT TO RULE 12b-1*

Nuveen Municipal Trust

Nuveen Inflation Protected Municipal Bond Fund (commenced March 2011)

Nuveen Intermediate Duration Municipal Bond Fund

Nuveen All-American Municipal Bond Fund

Nuveen Limited Term Municipal Bond Fund

Nuveen High-Yield Municipal Bond Fund

~~Nuveen Municipal Bond Fund f/k/a Nuveen Insured Municipal Bond Fund~~ (reorganized into Nuveen All-American Municipal Bond Fund-4/20/12)

Nuveen Multistate Trust I

Nuveen Arizona Municipal Bond Fund

Nuveen Colorado Municipal Bond Fund

Nuveen Maryland Municipal Bond Fund

Nuveen New Mexico Municipal Bond Fund

Nuveen Pennsylvania Municipal Bond Fund

Nuveen Virginia Municipal Bond Fund

~~Nuveen Municipal Bond Fund 2 f/k/a Nuveen Florida Preference Municipal Bond Fund~~ (reorganized into All-American Municipal Bond Fund 4/20/12)

Nuveen Multistate Trust II

Nuveen California Municipal Bond Fund

Nuveen California High Yield Municipal Bond Fund (commenced March 2006)

Nuveen Connecticut Municipal Bond Fund

Nuveen Massachusetts Municipal Bond Fund

Nuveen New Jersey Municipal Bond Fund

Nuveen New York Municipal Bond Fund

~~Nuveen California Municipal Bond Fund 2 f/k/a Nuveen California Insured Municipal Bond Fund~~ (reorganized into California Municipal Bond Fund 4/13/12)

~~Nuveen Massachusetts Municipal Bond Fund 2 f/k/a Nuveen Massachusetts Insured Municipal Bond Fund~~ (reorganized into Massachusetts Municipal Bond Fund 11/18/11)

~~Nuveen New York Municipal Bond Fund 2 f/k/a Nuveen New York Insured Municipal Bond Fund~~ (reorganized into New York Municipal Bond Fund 11/18/11)

Nuveen Multistate Trust III

Nuveen Georgia Municipal Bond Fund

Nuveen Louisiana Municipal Bond Fund

Nuveen North Carolina Municipal Bond Fund

Nuveen Tennessee Municipal Bond Fund

Nuveen Multistate Trust IV

Nuveen Kansas Municipal Bond Fund

Nuveen Kentucky Municipal Bond Fund

Nuveen Michigan Municipal Bond Fund

Nuveen Missouri Municipal Bond Fund

Nuveen Ohio Municipal Bond Fund

Nuveen Wisconsin Municipal Bond Fund

*Revised 8/1/2012